[LOGO]  SUN BANCORP, INC.


News Release
For Immediate Release

Contact: Dan Chila, EVP, Chief Financial Officer (856) 691-7700 Christine Irving (856) 690-4372

            Sun Bancorp Reports Net Income Up 15.5% Over Nine Months;
                     Third Quarter Net Income Advances 11.1%

Our mission is uncompromising...
         ...to be the Premier Community Bank in every community we serve

VINELAND, NJ, October 18, 2005 - Sun Bancorp, Inc. (NASDAQ: SNBC) today reported net income of $5.0 million ($0.26 per share) for the quarter ended September 30, 2005, up 11.1% over net income of $4.5 million ($0.24 per share) for the third quarter of 2004. Earnings per share data is adjusted for the 5% common stock dividend declared in March 2005 and paid on April 20, 2005.

         For the nine months ended September 30, 2005, the Company reported net income of $14.9 million ($0.77 per share), an increase of 15.5% over $12.9 million ($0.76 per share) in the prior period. Net income for the prior period includes one-time, after-tax net income of $950,000 ($0.06 per share) from the facilities sold under the Company's branch rationalization program. Excluding these items, net income for the nine months ended September 30, 2005, increased 24.5% over the prior year period.

         "Net income growth during the third quarter and over the first nine months of 2005 was solid as we executed well on the fundamentals of sound banking in this highly competitive and fragmented New Jersey marketplace," said Thomas A. Bracken, president and chief executive officer of Sun Bancorp, Inc. and its wholly owned subsidiary, Sun National Bank.

                                    --more--

          Sun Bancorp, Inc. o 226 Landis Avenue o Vineland, NJ o 08360
                  (856) 691-7700 o www.sunnb.com o Member FDIC

Sun Bancorp 3Q 2005 Results - page two

"On the loan side, our transaction pipeline continues to be strong, as we believe our cadre of seasoned lenders is giving us a competitive edge. We expect reported loan growth to be in the range of 6% to 7% for the full year. Our nine month loan growth of 4.9% reflects a high level of loan prepayments approximating $80 million. After adjusting for these prepayments, our underlying growth rate for new loans is actually 9.2%."

         "Loan quality trends continue to be positive, and we will not compromise our underwriting standards in order to generate higher loan volume," said Bracken. "Pricing competition for both loans and especially deposits remains very aggressive in our market and should continue to impact our net interest margin into the fourth quarter and 2006."

         "We are working closely with the management of Advantage Bank on our merger integration planning. Final closing of the previously announced transaction is targeted for early first quarter 2006," said Bracken. "We remain confident that the strategic acquisitions and restructuring initiatives we have put in place to date are creating permanent value throughout the organization. Our complex efforts over the past several years have been time consuming and will require ongoing patience. We see the institution as continually becoming better poised to produce consistent, sustainable profitability as the dominant banking force in central and southern New Jersey."

         The following is an overview of the key financial highlights for the quarter:

o Total assets of $3.105 billion at September 30, 2005, remained level compared to June 30, 2005 and September 30, 2004.

o Total loans at September 30, 2005, were $1.962 billion, representing an increase of $200.1 million, or 11.4%, compared to September 30, 2004.

                                    --more--

Sun Bancorp 3Q 2005 Results - page three

o Credit quality trends remain relatively stable. Allowance for loan losses was $22.3 million, or 1.14% of gross loans, at September 30, 2005, compared to $22.5 million, or 1.17%, at June 30, 2005, and $21.8 million, or 1.24%, at September 30, 2004. Total non-performing assets of $13.9 million at September 30, 2005, or 0.71% of total loans and real estate owned, compared to $13.9 million, or 0.79% at September 30, 2004. On a linked quarter basis, total non-performing assets decreased $342,000, or 2.4%.

o Total deposits were $2.508 billion at September 30, 2005 and increased $78.2 million, or 3.2%, over September 30, 2004. On a linked quarter basis, total deposits were essentially flat.

o The investment portfolio at September 30, 2005, of $803.4 million remains well structured with a relatively short average life of 1.5 years. This portfolio provides ample liquidity to meet future loan funding requirements.

o Net interest income (tax-equivalent basis) for the quarter of $24.6 million increased $459,000, or 1.9%, over the prior year comparable quarter, and increased $348,000, or 1.4%, over the linked quarter. Net interest margin for the quarter of 3.45% compares to 3.61% for the comparable prior year quarter and 3.48% for the linked quarter.

o Total operating non-interest income of $4.6 million increased $792,000, or 20.7%, over the comparable prior year period. On a linked quarter basis, the increase is $329,000, or 7.7%. These increases are primarily related to the new Small Business Administration (SBA) lending and commercial loan derivative fee income initiatives. Service charge income continues to be essentially flat as a result of increased earnings credit rates on analysis accounts.

                                    --more--

Sun Bancorp 3Q 2005 Results - page four

o Total operating non-interest expenses for the quarter of $21.2 million increased $400,000, or 1.9%, over the comparable prior year period. On a linked quarter basis, total operating non-interest expenses decreased 1.0%. The consolidated efficiency ratio for the current quarter of 72.71% compares to the prior year quarter of 75.33%, and the linked quarter of 73.08%.

         "On balance, our performance for the quarter and the first nine months of 2005 was favorable, considering the unprecedented rates we are dealing with and that we are operating in the most competitive environment I have encountered in my 35 year career in this market. Our goal is to build sustainable long-term value for our shareholders. Our patience and restraint in the current environment will assist in accomplishing that goal," said Bracken.

         Sun Bancorp, Inc. is a multi-state bank holding company headquartered in Vineland, New Jersey. Its primary subsidiary is Sun National Bank, serving customers through 74 Community Banking Centers in Southern and Central New Jersey, Philadelphia, PA, and New Castle County, DE. The bank is an Equal Housing Lender and its deposits are insured up to the legal maximum by the Federal Deposit Insurance Corporation (FDIC). For more information about Sun National Bank and Sun Bancorp, Inc., visit www.sunnb.com.

         The foregoing material contains forward-looking statements concerning the financial condition, results of operations and business of the Company. We caution that such statements are subject to a number of uncertainties and actual results could differ materially, and, therefore, readers should not place undue reliance on any forward-looking statements. The Company does not undertake, and specifically disclaims, any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

                                    --more--

SUN BANCORP, INC. AND SUBSIDIARIES
     FINANCIAL HIGHLIGHTS (unaudited)
     (Dollars in thousands, except per share data)

                                                  Three months ended          Nine months ended
                                                    September 30,               September 30,
                                                    -------------               -------------
                                                   2005          2004          2005          2004
                                                   ----          ----          ----          ----
     Profitability for the period:
       Net interest income                      $ 24,516      $ 23,944      $ 72,823      $ 64,491
       Provision for loan losses                     500           300         1,790         1,660
       Non-interest income                         4,612         4,249        13,892        14,853
       Non-interest expense                       21,179        21,237        62,935        59,068
       Income before income taxes                  7,449         6,656        21,990        18,616
       Net income                               $  4,994      $  4,492      $ 14,937      $ 12,943
                                                ========      ========      ========      ========

       Return on average assets (1)                 0.63%         0.60%         0.64%         0.64%
       Return on average equity (1)                 6.83%         7.25%         6.93%         8.27%
       Return on average tangible equity (1), (2)  12.83%        13.68%        12.79%        13.14%
       Net interest margin (1)                      3.45%         3.61%         3.48%         3.55%
       Efficiency ratio (consolidated)             72.71%        75.33%        72.58%        74.45%
       Efficiency ratio (Bank only) (3)            69.67%        73.02%        69.74%        72.24%
     Per share data:
       Earnings per common share (4):
          Basic                                    $0.28         $0.25         $0.82         $0.83
          Diluted                                  $0.26         $0.24         $0.77         $0.76

       Average equity to average assets             9.25%         8.33%         9.21%         7.68%


                                                  September 30,  December 31,
                                                  -------------  ------------
     At period-end:                                     2005          2004
     --------------                                     ----          ----
       Assets                                      $ 3,105,310   $ 3,053,587
       Deposits                                      2,507,565     2,430,363
       Loans, net                                    1,939,465     1,847,721
       Investments                                     803,370       877,877
       Borrowings                                      215,971       254,310
       Shareholders' Equity                            291,560       279,220

     Credit quality and capital ratios:
       ALLL to total loans                                1.14%         1.18%
       Non-performing assets to total loans
          and real estate owned                           0.71%         0.92%
       Total allowance for loan losses to
          non-performing loans                          179.60%       153.64%

       Total Capital (to Risk Weighted Assets) (5):
          Sun Bancorp, Inc.                              11.14%        10.80%
          Sun National Bank                              10.55%        10.06%
       Tier I Capital (to Risk Weighted Assets) (5):
          Sun Bancorp, Inc.                              10.16%         9.78%
          Sun National Bank                               9.57%         9.04%
       Leverage Ratio (5):
          Sun Bancorp, Inc.                               7.84%         7.51%
          Sun National Bank                               7.41%         6.94%

       Book value (4)                                   $16.06        $15.54
       Tangible book value (4)                           $8.57         $8.07

(1)  Three and nine months ended amounts are annualized.
(2) Return on average tangible equity is computed by dividing annualized net income for the period by average tangible equity. Average tangible equity equals average equity less average identifiable intangible assets and goodwill.
(3)  The Bank only efficiency ratio excludes interest expense on debentures.
(4)  Data is adjusted for a 5% stock dividend declared in March 2005.
(5) September 30, 2005 Capital ratios are estimated, subject to regulatory filings.

SUN BANCORP, INC. AND SUBSIDIARIES
     UNAUDITED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
     (Dollars in thousands, except par value)

                                                                               September 30,  December 31,
                                                                               -------------  ------------
                                                                                    2005           2004
                                                                                    ----           ----
ASSETS
     Cash and due from banks                                                   $    73,578    $    69,022
     Interest bearing bank balances                                                  3,735          1,878
     Federal funds sold                                                             24,450          4,002
                                                                               -----------    -----------
         Cash and cash equivalents                                                 101,763         74,902
     Investment securities available for sale (amortized cost -
         $763,183; 9/05, $823,896; 12/04)                                          753,351        819,424
     Investment securities held to maturity                                         35,306         43,048
     Loans receivable (net of allowance for loan losses -
         $22,310; 09/05, $22,037; 12/04)                                         1,939,465      1,847,721
     Restricted equity investments                                                  14,713         15,405
     Bank properties and equipment, net                                             37,092         36,830
     Real estate owned, net                                                          1,437          2,911
     Accrued interest receivable                                                    15,314         12,519
     Goodwill                                                                      104,891        104,969
     Intangible assets, net                                                         31,057         34,753
     Deferred taxes, net                                                             6,267          4,626
     Bank Owned Life Insurance                                                      48,378         47,179
     Other assets                                                                   16,276          9,300
                                                                               -----------    -----------
            TOTAL ASSETS                                                       $ 3,105,310    $ 3,053,587
                                                                               ===========    ===========
LIABILITIES
     Deposits                                                                  $ 2,507,565    $ 2,430,363
     Advances from the Federal Home Loan Bank                                      129,656        144,669
     Securities sold under agreements to repurchase - FHLB                               -         50,000
     Securities sold under agreements to repurchase - customers                     86,315         59,641
     Debentures                                                                     77,322         77,322
     Other liabilities                                                              12,892         12,372
                                                                               -----------    -----------
         Total liabilities                                                       2,813,750      2,774,367

SHAREHOLDERS' EQUITY
     Preferred stock, $1 par value, 1,000,000 shares authorized, none issued             -              -
     Common stock, $1 par value, shares authorized, 25,000,000
         issued, 18,149,063; 09/05, 17,205,245; 12/04                               18,149         17,205
     Additional paid in capital                                                    263,614        244,108
     Retained earnings                                                              16,173         21,718
     Accumulated other comprehensive loss                                           (6,376)        (2,765)
     Treasury stock at cost, 90,562 shares at 12/04                                      -         (1,046)
                                                                               -----------    -----------
     Total shareholders' equity                                                    291,560        279,220
                                                                               -----------    -----------
            TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                         $ 3,105,310    $ 3,053,587
                                                                               ===========    ===========

SUN BANCORP, INC. AND SUBSIDIARIES
    UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
    (Dollars in thousands, except per share data)

                                                          For the Three Months   For the Nine Months
                                                           Ended September 30,   Ended September 30,
                                                          --------------------  --------------------
                                                              2005       2004       2005       2004
                                                              ----       ----       ----       ----
INTEREST INCOME:
    Interest and fees on loans                            $ 31,981   $ 25,911   $ 91,736   $ 68,856
    Interest on taxable investment securities                6,381      6,289     18,545     18,439
    Interest on non-taxable investment securities              249        468      1,139      1,479
    Dividends on restricted equity investments                 223        134        622        359
    Interest on federal funds sold                             522        183        852        266
                                                          --------   --------   --------   --------
        Total interest income                               39,356     32,985    112,894     89,399
                                                          --------   --------   --------   --------
INTEREST EXPENSE:
    Interest on deposits                                    11,391      6,264     29,398     16,922
    Interest on borrowed funds                               2,118      1,838      6,968      5,426
    Interest on debentures                                   1,331        939      3,705      2,560
                                                          --------   --------   --------   --------
        Total interest expense                              14,840      9,041     40,071     24,908
                                                          --------   --------   --------   --------
           Net interest income                              24,516     23,944     72,823     64,491
Provision for loan losses                                      500        300      1,790      1,660
                                                          --------   --------   --------   --------
    Net interest income after provision for loan losses     24,016     23,644     71,033     62,831
                                                          --------   --------   --------   --------
NON-INTEREST INCOME:
    Service charges on deposit accounts                      2,245      2,387      6,783      6,758
    Other service charges                                       88         27        203        333
    Gain on sale of fixed assets                                 -        152        103      2,473
    Gain on sale of loans                                      318         70        748        181
    Gain on sale of investment securities                     --          277        809      1,180
    Other                                                    1,961      1,336      5,246      3,928
                                                          --------   --------   --------   --------
        Total non-interest income                            4,612      4,249     13,892     14,853
NON-INTEREST EXPENSE:
    Salaries and employee benefits                          10,701     10,598     31,804     29,213
    Occupancy expense                                        2,758      2,876      8,485      8,041
    Equipment expense                                        1,959      1,871      5,820      5,147
    Data processing expense                                  1,064        976      3,056      2,959
    Amortization of intangible assets                        1,117      1,522      3,381      3,842
    Other                                                    3,580      3,394     10,389      9,866
                                                          --------   --------   --------   --------
        Total non-interest expenses                         21,179     21,237     62,935     59,068
                                                          --------   --------   --------   --------
INCOME BEFORE INCOME TAXES                                   7,449      6,656     21,990     18,616
INCOME TAXES                                                 2,455      2,164      7,053      5,673
                                                          --------   --------   --------   --------
NET INCOME                                                $  4,994   $  4,492   $ 14,937   $ 12,943
                                                          ========   ========   ========   ========

Basic earnings per share (1)                              $   0.28   $   0.25   $   0.82   $   0.83
Diluted earnings per share (1)                            $   0.26   $   0.24   $   0.77   $   0.76

(1)  Data is adjusted for a 5% stock dividend declared in March 2005.

SUN BANCORP, INC. AND SUBSIDIARIES
    HISTORICAL TRENDS IN QUARTERLY FINANCIAL DATA (unaudited)
   (Dollars in thousands, except per share data)


                                                        2005            2005            2005            2004            2004
                                                         Q3              Q2              Q1              Q4              Q3
                                                    -----------     -----------     -----------     -----------     -----------
Balance Sheet at quarter end:
    Loans:
       Commercial and industrial                    $ 1,674,263     $ 1,647,980     $ 1,631,717     $ 1,598,331     $ 1,494,528
       Home equity                                      137,693         134,057         128,045         122,735         121,480
       Second mortgage                                   45,238          46,955          48,643          50,541          51,417
       Residential real estate                           28,785          26,500          27,630          26,117          31,669
       Installment                                       75,796          73,500          71,549          66,497          62,181
                                                    -----------     -----------     -----------     -----------     -----------
          Total loans                                 1,961,775       1,928,992       1,907,584       1,869,758       1,761,275
            Allowance for loan losses                   (22,310)        (22,505)        (22,237)        (22,037)        (21,824)
                                                    -----------     -----------     -----------     -----------     -----------
              Net Loans                               1,939,465       1,906,487       1,885,347       1,847,721       1,739,451
    Goodwill                                            104,891         104,891         104,606         104,969          99,810
    Intangible assets, net                               31,057          32,174          33,291          34,753          36,179
    Total Assets                                      3,105,310       3,140,962       3,050,741       3,053,587       3,013,256
    Total Deposits                                    2,507,565       2,541,214       2,384,948       2,430,363       2,429,364
    Advances from the Federal Home Loan Bank            129,656         134,713         169,717         144,669         149,569
    Federal funds purchased                                   -               -           2,000               -               -
    Securities repurchase agreements  - customers        86,315          77,488          74,057          59,641          69,930
    Securities repurchase agreements  - FHLB                  -               -          50,000          50,000               -
    Total shareholders' equity                          291,560         287,632         281,687         279,220         275,828
Quarterly average balance sheet:
    Loans:
       Commercial and industrial                    $ 1,672,481     $ 1,649,491     $ 1,617,334     $ 1,526,912     $ 1,457,918
       Home equity                                      134,382         130,754         126,069         121,287         115,961
       Second mortgage                                   46,350          47,846          49,210          51,539          51,302
       Residential real estate                           27,634          26,728          26,241          29,001          31,893
       Installment                                       74,220          71,477          67,606          63,810          60,039
                                                    -----------     -----------     -----------     -----------     -----------
          Total loans                                 1,955,067       1,926,296       1,886,460       1,792,549       1,717,113
    Securities and other earning assets                 899,276         863,176         868,441         930,823         963,473
    Total earning assets                              2,854,343       2,789,472       2,754,901       2,723,372       2,680,586
    Total assets                                      3,159,051       3,106,121       3,058,645       3,034,530       2,974,942
    Non-interest-bearing demand deposits                516,778         487,508         487,915         531,900         512,643
    Total deposits                                    2,556,947       2,461,027       2,387,990       2,448,687       2,393,406
    Total interest-bearing liabilities                2,334,909       2,318,221       2,275,907       2,211,670       2,193,156
    Total shareholders' equity                          292,369         284,654         281,507         277,710         247,740
Capital and credit quality measures:
    Total Capital (to Risk Weighted Assets) (1):
       Sun Bancorp, Inc.                                  11.14%          10.89%          10.98%          10.80%          11.18%
       Sun National Bank                                  10.55%          10.33%          10.43%          10.06%          10.44%
    Tier I Capital (to Risk Weighted Assets) (1):
       Sun Bancorp, Inc.                                  10.16%           9.90%           9.97%           9.78%          10.13%
       Sun National Bank                                   9.57%           9.34%           9.42%           9.04%           9.39%
    Leverage Ratio (1):
       Sun Bancorp, Inc.                                   7.84%           7.77%           7.70%           7.51%           7.61%
       Sun National Bank                                   7.41%           7.34%           7.27%           6.94%           7.07%

    Average equity to average assets                       9.25%           9.16%           9.20%           9.15%           8.33%

    ALLL to total loans                                    1.14%           1.17%           1.17%           1.18%           1.24%
    Non-performing assets to total loans
       and real estate owned                               0.71%           0.74%           0.80%           0.92%           0.79%
    Total allowance for loan losses to
       non-performing loans                              179.60%         176.32%         161.73%         153.64%         180.90%
Other data:
    Net charge-offs                                        (694)           (497)           (325)           (202)           (115)
                                                    ===========     ===========     ===========     ===========     ===========
    Non-performing assets:
       Non-accrual loans                                 11,848          12,662          13,461          13,457          11,528
       Loans past due 90 days                               574             102             287             886             536
       Real estate owned, net                             1,437           1,437           1,437           2,911           1,860
                                                    -----------     -----------     -----------     -----------     -----------
         Total non-performing assets                     13,859          14,201          15,185          17,254          13,924
                                                    ===========     ===========     ===========     ===========     ===========

(1) September 30, 2005 Capital ratios are estimated, subject to regulatory filings.

SUN BANCORP, INC. AND SUBSIDIARIES
     HISTORICAL TRENDS IN QUARTERLY FINANCIAL DATA (unaudited)
    (Dollars in thousands, except per share data)

                                                          2005            2005            2005             2004             2004
                                                           Q3              Q2              Q1               Q4               Q3
                                                     ------------    ------------    ------------     ------------     ------------
Profitability for the quarter:
     Tax-equivalent interest income                  $     39,483    $     37,854    $     36,140     $     35,112     $     33,225
     Interest expense                                      14,840          13,559          11,672           10,043            9,041
       Tax-equivalent net interest income                  24,643          24,295          24,468           25,069           24,184
       Tax-equivalent adjustment                              127             216             240              242              240
     Provision for loan losses                                500             765             525              415              300
          Non-interest income excluding security
            gains, branch sales and fixed asset sales       4,612           4,283           4,085            4,046            3,820
     Security gains                                             -             809               -              227              277
     Gain (loss) on sale of fixed assets                        -               3             100               (7)             152
           Non-interest expense excluding
             amortization of intangible assets             20,062          20,205          19,287           20,658           19,715
     Amortization of intangible assets                      1,117           1,117           1,147            1,426            1,522
     Income before income taxes                             7,449           7,087           7,454            6,594            6,656
     Income tax expense                                     2,455           2,257           2,341            1,908            2,164
     Net Income                                      $      4,994    $      4,830    $      5,113     $      4,686     $      4,492
                                                     ============    ============    ============     ============     ============
Financial ratios:
     Return on average assets (1)                            0.63%           0.62%           0.67%            0.62%            0.60%
     Return on average equity (1)                            6.83%           6.79%           7.27%            6.75%            7.25%
     Return on average tangible equity (1), (2)             12.83%          13.15%          13.94%           13.17%           13.68%
     Net interest margin (1)                                 3.45%           3.48%           3.55%            3.68%            3.61%
     Efficiency ratio (consolidated)                        72.71%          73.08%          71.92%           75.91%           75.33%
     Efficiency ratio (Bank only) (3)                       69.67%          70.23%          69.31%           73.40%           73.02%
Per share data:
     Earnings per common share (4), (5):
        Basic                                        $       0.28    $       0.27    $       0.28     $       0.26     $       0.25
        Diluted                                      $       0.26    $       0.25    $       0.26     $       0.24     $       0.24

     Book value (4)                                  $      16.06    $      15.86    $      15.54     $      15.54     $      15.37
     Tangible book value (4)                         $       8.57    $       8.30    $       7.93     $       8.07     $       7.79
     Average basic shares                              18,141,052      18,131,121      18,010,434       17,961,694       17,657,777
     Average fully diluted shares                      19,341,580      19,306,440      19,371,080       19,347,621       18,953,197
 Operating non-interest income breakdown:
     Service charges on deposit accounts                    2,245           2,300           2,238            2,286            2,387
     Other service charges                                     88              70              45               21               27
     Gain on sale of loans                                    318              89             341              108               70
     Other income                                           1,961           1,824           1,461            1,631            1,336
                                                     ------------    ------------    ------------     ------------     ------------
       Total operating non-interest income                  4,612           4,283           4,085            4,046            3,820
                                                     ============    ============    ============     ============     ============
Non-operating income items:
     Gain on sale of investment securities                      -             809               -              227              277
     Gain (loss) on sale of fixed assets
       relating to branch disposals                             -               -             100               (7)             175
     Gain (loss) on sale of fixed assets                        -               3               -                -              (23)
                                                     ------------    ------------    ------------     ------------     ------------
       Non-operating income before tax effect                   -             812             100              220              429
                                                     ------------    ------------    ------------     ------------     ------------
Total non-interest income                                   4,612           5,095           4,185            4,266            4,249
Operating non-interest expense breakdown:
     Salaries and employee benefits                        10,701          10,859          10,244           10,964           10,541
     Occupancy expense                                      2,758           2,648           3,079            2,567            2,570
     Equipment expense                                      1,959           1,883           1,978            1,944            1,871
     Data processing expense                                1,064           1,061             931            1,014              976
     Amortization of intangible assets                      1,117           1,117           1,147            1,426            1,522
     Other expenses                                         3,580           3,754           3,055            3,539            3,299
                                                     ------------    ------------    ------------     ------------     ------------
       Total operating non-interest expense                21,179          21,322          20,434           21,454           20,779
Non-operating expense items:
     Lease buy-out charges related to
       branch disposals                                         -               -               -                -              306
     Write-off of fixed assets related to
       branch disposals                                         -               -               -                -              120
     Severance expense relating to branch disposals             -               -               -                -               57
     Gain on sale of branch real estate                         -               -               -                -              (35)
     Other branch rationalization costs                         -               -               -              171               10
     Litigation Reserve                                         -               -               -              459                -
                                                     ------------    ------------    ------------     ------------     ------------
Total non-interest expense                                 21,179          21,322          20,434           22,084           21,237
                                                     ============    ============    ============     ============     ============

(1)  Annualized.
(2) Return on average tangible equity is computed by dividing annualized net income for the period by average tangible equity. Average tangible equity equals average equity less average identifiable intangible assets and goodwill.
(3)  The Bank only efficiency ratio excludes interest expense on debentures.
(4)  Data is adjusted for a 5% stock dividend declared in March 2005.
(5) Earnings per share is computed by dividing net income by the weighted average number of shares of common stock outstanding.

SUN BANCORP, INC. AND SUBSIDIARIES
AVERAGE BALANCE SHEET
(Dollars in thousands)

                                              Three months ended September 30,        Three months ended September 30,
                                            ----------------------------------       ---------------------------------
                                                            2005                                    2004
                                            ----------------------------------       ---------------------------------
                                              Average                 Average           Average               Average
                                              Balance     Interest   Yield/Cost         Balance   Interest  Yield/Cost
                                              -------     --------   ----------         -------   --------  ----------
Interest-earning assets:
    Loans receivable (1), (2)
       Commercial and industrial            $1,672,481    $ 27,231       6.51 %      $1,457,918   $ 22,261        6.11 %
       Home equity                             134,382       2,049       6.10           115,961      1,114        3.84
       Second mortgage                          46,350         731       6.31            51,302        846        6.60
       Residential real estate                  27,634         565       8.18            31,893        604        7.58
       Installment                              74,220       1,406       7.58            60,039      1,086        7.24
                                            ----------    --------                   ----------   --------
          Total loans receivable             1,955,067      31,982       6.54         1,717,113     25,911        6.04
    Investment securities (3)                  831,006       6,920       3.33           886,733      7,087        3.20
    Interest-bearing deposit with banks          7,414          59       3.18            19,665         44        0.89
    Federal funds sold                          60,856         522       3.43            57,075        183        1.28
                                            ----------    --------                   ----------   --------
       Total interest-earning assets         2,854,343      39,483       5.53         2,680,586     33,225        4.96

    Cash and due from banks                     79,296                                   83,126
    Bank properties and equipment               37,220                                   38,875
    Goodwill and intangibles                   136,664                                  116,409
    Other assets                                51,528                                   55,946
                                            ----------                               ----------
Non-interest-earning assets                    304,708                                  294,356
                                            ----------                               ----------
  Total assets                              $3,159,051                               $2,974,942
                                            ==========                               ==========
Interest-bearing liabilities:
    Interest-bearing deposit accounts:
       Interest-bearing demand deposit      $  906,514       4,571       2.02 %      $  798,397      1,830        0.92 %
       Savings deposits                        421,059       1,293       1.23           485,133      1,011        0.83
       Time deposits                           712,596       5,527       3.10           597,233      3,423        2.29
                                            ----------    --------                   ----------   --------
         Total interest-bearing deposit
           accounts                          2,040,169      11,391       2.23         1,880,763      6,264        1.33
                                            ----------    --------                   ----------   --------
    Borrowed money
       Repurchase agreements with customers     86,007         613       2.85            68,534        138        0.81
       FHLB Advances                           131,364       1,504       4.58           166,985      1,700        4.07
       Federal funds purchased                      47           1       4.30                 -          -           -
       Debentures                               77,322       1,331       6.89            76,874        939        4.89
                                            ----------    --------                   ----------   --------
          Total borrowings                     294,740       3,449       4.68           312,393      2,777        3.56
    Total interest-bearing liabilities       2,334,909      14,840       2.54         2,193,156      9,041        1.65
                                            ----------    --------                   ----------   --------

Non-interest-bearing demand deposits           516,778                                  512,643
Other liabilities                               14,995                                   21,403
                                            ----------                               ----------
  Total liabilities                          2,866,682                                2,727,202

Shareholders' equity                           292,369                                  247,740
                                            ----------                               ----------
  Total liabilities and stockholders'
    equity                                  $3,159,051                               $2,974,942
                                            ==========                               ==========
Net interest income                                       $ 24,643                                $ 24,184
                                                          ========                                ========
Interest rate spread (4)                                                 2.99 %                                   3.31 %
                                                                       ======                                   ======
Net interest margin (5)                                                  3.45 %                                   3.61 %
                                                                       ======                                   ======
Ratio of average interest-earning assets
  to average interest-bearing liabilities                              122.25 %                                 122.23 %
                                                                       ======                                   ======

(1)  Average balances include non-accrual loans.
(2) Loan fees are included in interest income and the amount is not material for this analysis.
(3) Interest earned on non-taxable investment securities is shown on a tax equivalent basis assuming a 34% marginal federal tax rate for all periods.
(4) Interest rate spread represents the difference between the average yield on interest-earning assets and the average cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income as a percentage of average interest-earning assets.

SUN BANCORP, INC. AND SUBSIDIARIES
AVERAGE BALANCE SHEET
(Dollars in thousands)

                                               Nine months ended September 30,          Nine months ended September 30,
                                             ----------------------------------       ----------------------------------
                                                            2005                                     2004
                                             ----------------------------------       ----------------------------------
                                               Average                  Average          Average                Average
                                               Balance     Interest    Yield/Cost        Balance    Interest   Yield/Cost
                                               -------     --------    ----------        -------    --------   ----------
Interest-earning assets:
    Loans receivable (1), (2)
       Commercial and industrial             $1,652,621    $ 78,644       6.34 %      $1,294,084    $ 58,918       6.07 %
       Home equity                              130,903       5,300       5.40            96,456       2,752       3.81
       Second mortgage                           47,969       2,248       6.25            49,950       2,393       6.39
       Residential real estate                   26,970       1,598       7.90            31,314       1,673       7.12
       Installment                               71,380       3,946       7.37            55,323       3,120       7.52
                                             ----------    --------                   ----------    --------
          Total loans receivable              1,929,843      91,736       6.34         1,527,127      68,856       6.01
    Investment securities (3)                   837,579      20,758       3.30           880,257      20,977       3.18
    Interest-bearing deposit with banks           6,850         132       2.57            11,696          59       0.67
    Federal funds sold                           35,819         852       3.17            30,967         266       1.15
                                             ----------    --------                   ----------    --------
       Total interest-earning assets          2,810,091     113,478       5.38         2,450,047      90,158       4.91

    Cash and due from banks                      82,534                                   75,693
    Bank properties and equipment                37,200                                   35,558
    Goodwill and intangibles                    136,894                                   89,461
    Other assets                                 52,879                                   64,178
                                             ----------                               ----------
Non-interest-earning assets                     309,507                                  264,890
                                             ----------                               ----------
  Total assets                               $3,119,598                               $2,714,937
                                             ==========                               ==========

Interest-bearing liabilities:
    Interest-bearing deposit accounts:
       Interest-bearing demand deposit        $ 859,708      10,918       1.69 %       $ 780,207       4,852       0.83 %
       Savings deposits                         432,055       3,668       1.13           416,971       2,432       0.78
       Time deposits                            687,100      14,812       2.87           542,109       9,638       2.37
                                             ----------    --------                   ----------    --------
         Total interest-bearing deposit
           accounts                           1,978,863      29,398       1.98         1,739,287      16,922       1.30
                                             ----------    --------                   ----------    --------
    Borrowed money
       Repurchase agreements with customers      76,629       1,354       2.36            63,123         249       0.53
       FHLB Advances                            181,169       5,525       4.07           163,055       5,130       4.19
       Federal funds purchased                    4,044          89       2.93             4,276          47       1.46
       Debentures                                77,605       3,705       6.37            73,753       2,560       4.63
                                             ----------    --------                   ----------    --------
          Total borrowings                      339,447      10,673       4.19           304,207       7,986       3.50

    Total interest-bearing liabilities        2,318,310      40,071       2.30         2,043,494      24,908       1.63
                                             ----------    --------                   ----------    --------

Non-interest-bearing demand deposits            499,293                                  437,382
Other liabilities                                14,741                                   25,443
                                             ----------                               ----------
  Total liabilities                           2,832,344                                2,506,319

Shareholders' equity                            287,254                                  208,618
                                             ----------                               ----------
  Total liabilities and stockholders'
    equity                                   $3,119,598                               $2,714,937
                                             ==========                               ==========

Net interest income                                       $ 73,407                                 $ 65,250
                                                          ========                                 ========
Interest rate spread (4)                                                  3.08 %                                   3.28 %
                                                                        ======                                   ======
Net interest margin (5)                                                   3.48 %                                   3.55 %
                                                                        ======                                   ======
Ratio of average interest-earning assets
  to average interest-bearing liabilities                               121.21 %                                 119.89 %
                                                                        ======                                   ======


(1)  Average balances include non-accrual loans.
(2) Loan fees are included in interest income and the amount is not material for this analysis.
(3) Interest earned on non-taxable investment securities is shown on a tax equivalent basis assuming a 34% marginal federal tax rate for all periods.
(4) Interest rate spread represents the difference between the average yield on interest-earning assets and the average cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income as a percentage of average interest-earning assets.